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Author:  Steve Ingrain at dalpark
Date:    8/7/97  6:23 PM
Priority: Normal
TO: Stephen.callahan(R)us.coopers.com%smtp at x400po
CC: PSC-ISOArchive at PSCTX01
Subject: Change Orders

     steve

     this message went to Ziad today ... apparently he is "adamantly opposed" to some of the changes proposed ... hope we're not wasting valuable time here steve

_________________________      Forward Header
Subject: Change Orders
Author:  ali vojdani at PSC-LADWP
Date:    8/7/97 6:03 PM

If some of the "Settlement" change orders that affect SA/SI are not acceptable to you (as you stated this morning), could you please contact Calahan and let him know, and suggest to him to' retract them. I hate to waste ABB'S time to evaluate something that is unacceptable to you in the first place.